                                                                   Exhibit 10.17

                       CARPENTER TECHNOLOGY CORPORATION

                                 $100,000,000

                          Medium-Term Notes, Series C
               Due from 9 Months to 30 Years from Date of Issue

                            DISTRIBUTION AGREEMENT

                                                                   July 31, 2001

J.P. MORGAN SECURITIES INC.
270 Park Avenue
New York, New York  100017

CREDIT SUISSE FIRST BOSTON CORPORATION
Eleven Madison Avenue
New York, New York  10010

Ladies and Gentlemen:

         CARPENTER TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), confirms its agreement with each of you with respect to the issue
 -------
and sale from time to time by the Company of up to $100,000,000 in aggregate principal amount of its Medium-Term Notes, Series C, due from 9 months to 30 years from date of issue (the "Securities"), pursuant to one or more Offering
                               ----------
Memorandums (as hereinafter defined), and agrees with each of you (individually, an "Agent," and collectively, the "Agents," which term shall include any
    -----                          ------
additional agents appointed pursuant to Section 13 hereof) as set forth in this Agreement. The Securities will be issued under an indenture dated as of January 12, 1994 (the "Indenture") between the Company and U.S. Bank Trust National
               ---------
Association, formerly known as First Trust of New York, National Association, as successor Trustee (the "Trustee"). The Securities of any particular issuance
                        -------
shall have the maturities, interest rates, redemption provisions, if any, and other terms set forth in the Offering Memorandum (as hereinafter defined) relating thereto. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

         On the basis of the representations and warranties herein contained, but subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly to investors (other than broker-dealers) on its own behalf, the Company hereby (i) appoints the Agents as the exclusive agents of the Company for the purpose of so-
liciting and receiving offers to purchase Securities from the Company by others pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it may enter into a separate agreement (each a "Terms
                                                                    -----
Agreement"), substantially in the form of Exhibit A hereto, relating to such
---------                                 ---------
sale in accordance with Section 2(b) hereof.

         The Company has prepared a base offering memorandum (the "Base
                                                                    ----
Memorandum") in respect of the Securities.  In connection with each offering of
----------
Securities, the Company shall prepare a preliminary pricing supplement and a final pricing supplement. The Base Memorandum as supplemented by the preliminary pricing supplement relating to an offering of Securities is hereinafter referred to as the "Preliminary Memorandum." The Base Memorandum as
                                ----------------------
supplemented by the final pricing supplement relating to an offering of Securities is hereinafter referred to as the "Final Memorandum." The
                                              ----------------
Preliminary Memorandum and the Final Memorandum relating to an offering of Securities collectively are hereinafter referred to as the "Offering
                                                            --------
Memorandum."  Any reference in this Agreement to the Base Memorandum, the
----------
Preliminary Memorandum, the Final Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents incorporated by reference therein. Unless expressly provided otherwise in this Agreement and any applicable Terms Agreement, references to the Offering Memorandum as of the Commencement Date (as hereinafter defined) shall refer to the Preliminary Memorandum relating to an offering of Securities and references to the Offering Memorandum as of the date of the applicable Terms Agreement or the Time of Delivery shall refer to the Offering Memorandum relating to an offering of Securities.

         The sale of the Securities will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"),
                                                              --------------
in reliance upon exemptions therefrom under the Securities Act. In each case in which the Company sells Securities to an Agent as principal, the purchasers of such Securities and their direct and indirect transferees will be entitled to the benefits of an Exchange and Registration Rights Agreement, to be dated as of the corresponding Time of Delivery (as hereinafter defined), substantially in the form of Exhibit B hereto (each a "Registration Rights Agreement").
            ---------                 -----------------------------

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Agent as of the Commencement Date and, with respect to each offering of Securities, as of each date on which the Company accepts an offer to purchase such Securities (including the date of the Terms Agreement or other agreement in the case of a purchase by an Agent as principal and as of the corresponding Time of Delivery, as follows:

         (a) As of the date of the Preliminary Memorandum, the Preliminary Memorandum does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circum-stances under which they were made, not misleading, and as of the date of any applicable Terms Agreement, the Final Memorandum does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Agent specifically for use therein.

         (b) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                                                       ------------
     incorporated by reference in the Offering Memorandum complied, or will comply when so filed, as to form in all material respects with the Exchange Act and did not, or will not when so filed, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements in or omissions from any such documents based upon written information furnished to the Company by any Agent specifically for use therein.

         (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations (a "Material Adverse Effect") of the Company and
                                  -----------------------
     its subsidiaries, taken as a whole.

         (d) Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

         (e) The Indenture has been duly authorized, executed and delivered by the Company and has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); the Indenture complies as to form
                      -------------------
     in all material respects with the requirements of the Trust Indenture Act; the Securities, the Exchange Securities (as defined in the Registration Rights Agreement) and the Private Exchange Securities (as defined in the Registration Rights Agreement) have been duly authorized by the Company; and when issued and delivered in accordance with the Indenture and, in the case of the Securities, when delivered to and paid for by the purchasers thereof in accordance with this Agreement and any applicable Terms Agreement, the Securities, the Exchange Securities and the Private Exchange Securities will have been duly executed, authenticated, issued and delivered by the Company, and the Securities of any particular issuance of Securities will conform in all material respects to the description thereof contained in the Offering Memorandum relating to such issuance of Securities, and the Indenture, the Securities, the Exchange Securities and the Private Exchange Securities will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to public policy considerations and to general equity principles.

         (f) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by any applicable Terms Agreement (including the provisions of this Agreement), the Registration Rights Agreement or the Indenture in connection with the issuance and sale of the Securities by the Company, except such as may be required under state securities or Blue Sky laws.

         (g) The execution, delivery and performance of the Indenture, any applicable Terms Agreement (including the provisions of this Agreement), the Registration Rights Agreement and the issuance and sale of the Securities and compliance with the terms and provisions thereof do not and will not (i) contravene any provision of the certificate of incorporation, by-laws or other organizational documents of the Company or of any of its subsidiaries, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (including, without limitation, any event which with notice or lapse of time, or both, would constitute a default under), or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or of any of its subsidiaries un-der, any statute, rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over any of them or any of their respective properties, assets or operations, or any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties, assets or operations of any of them is subject, other than, in the case of this clause (ii), any such conflict, breach, violation, default, lien, charge or encumbrance as would not singly or in the aggregate with all such other conflicts, breaches, violations, defaults, liens, charges or encumbrances reasonably be expected to have a Material Adverse Effect.

         Neither the Company nor any of its subsidiaries is (i) in violation of or in default under its certificate of incorporation, by-laws or other organizational documents, or (ii) in breach or violation of any of the terms and provisions of, or in default under (nor has any event which with notice or lapse of time, or both, would constitute a default under), any statute, rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over any of them or any of their respective properties, assets or operations, or any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties, assets or operations of any of them is subject, other than, in the case of this clause (ii), any such breach, violation, default, lien, charge or encumbrance as would not singly or in the aggregate with all such other breaches, violations, defaults, liens, charges or encumbrances reasonably be expected to have a Material Adverse Effect.

         (h) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that
     (i) the enforceability thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to public policy considerations and to general equity principles, (ii) any rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations and (iii) the enforceability of provisions imposing liquidated damages, penalties or an increase in interest rate upon the occurrence of certain events may be limited in certain circumstances.

         (i) The Company has an authorized capitalization as set forth in the Offering Memorandum and such authorized capital stock conforms as to legal matters to the description thereof set forth and incorporated by reference in the Offering Memorandum, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights; and, except as described in or expressly contemplated by the Offering Memorandum, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

         (j) Each of the Company and its subsidiaries has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to do so, individually or in the aggregate, would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Offering Memorandum; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof, except where the failure to do so, individually or in the aggregate, would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

         (k) To the best knowledge of the Company, the Company and its subsidiaries (i) are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment, natural resources and solid, hazardous or toxic substances, materials or wastes ("Environmental Laws"), (ii) have
                                                ------------------
     received all permits, licenses or other approvals required of them under all applicable Environmental Laws to conduct their respective businesses (collectively, "Environmental Authorizations") and (iii) are in compliance
                     ----------------------------
     with all terms and conditions of any such Environmental Authorizations, except where such noncompliance with Environmental Laws, failure to receive required Environmental

     Authorizations or failure to comply with the terms and conditions of such Environmental Authorizations would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

         (l) Other than as disclosed in the Offering Memorandum, to the best knowledge of the Company, there are no (a) discharges, disposals or releases of any solid, hazardous or toxic substances, materials or wastes (collectively, "Hazardous Materials") present on, at, under or emanating
                     -------------------
     from any of the properties currently or formerly owned or leased by the Company or any of its subsidiaries, or their respective corporate predecessors in interest, or (b) spills, releases, discharges or disposals of Hazardous Materials that have occurred or are presently occurring from the properties of the Company as a result of any construction on or operation and use of the properties of the Company, which presence, discharge, disposal or release would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

         (m) The Company and its subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material to the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries.

         (n) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Environmental Authorizations, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

         (o) Except as set forth in the Offering Memorandum, there are no pending actions, suits, proceedings or investigations against or affecting the Company or any of its subsidiaries, or with respect to which the Company or any of the subsidiaries is responsible by way of indemnity or otherwise, that would singly or in the aggregate with all such other actions, suits, investigations or proceedings reasonably be expected to have a Material Adverse Effect on the Company, or reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Indenture, the Securities or any applicable Terms Agreement; and, to the best knowledge of the Company, except as set forth in the Final Memorandum, no such actions, suits, proceedings or investigations are threatened.

         (p) Since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum; and except as set forth or contemplated in the Offering Memorandum, neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries, taken as a whole.

         (q) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (r) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as defined in the Investment Company Act of 1940.

         (s) The Company and its subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to file such returns or pay such taxes would not reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; and, except as disclosed in the Offering Memorandum, there is no material tax deficiency known to the Company which has been or might reasonably be expected to be asserted or threatened against the Company or any subsidiary.

         (t) Except as set forth in the Offering Memorandum, no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is threatened that would singly or in the aggregate with all such other labor disturbances reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

         (u) To the best knowledge of the Company, PricewaterhouseCoopers LLP, the accounting firm that certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act.

         (v) The financial statements, and the related notes thereto, included or incorporated by reference in the Offering Memorandum present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (except that the footnotes to the interim financial statements do not comply with generally accepted accounting principles) applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Offering Memorandum present fairly the information required to be stated therein; any pro forma financial information, and the related notes thereto, included or incorporated by reference in the Offering Memorandum has been prepared in accordance with the applicable requirements of the Exchange Act, and is based upon good faith estimates and assumptions believed by the Company to be reasonable.

         (w) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),
                                                                       -----
     that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in all material respects in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended ("Code"). No prohibited transaction,
                                        ----
     within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived. The aggregate fair market value of the assets of all such plans (excluding for these purposes accrued but unpaid contributions) exceed the present value of all benefits accrued under all such plans determined using reasonable actuarial assumptions.

         (x) The statements set forth in the Offering Memorandum under the captions "Supplemental Description of Notes," "Description of Notes" and "Tax Considerations," to the extent such statements purport to summarize or describe the terms of the Securities, factual matters of law or regulation or constitute summaries of documents described therein, are accurate and complete in all material respects.

         (y) Immediately after any sale of Securities by the Company hereunder or under any applicable Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement or otherwise pursuant to an Offering Memorandum will not exceed the aggregate principal amount of Securities set forth on the front cover of the Base Memorandum.

         (z) The Company has and will maintain property and casualty insurance in favor of the Company and its subsidiaries (as the case may be) with respect to each of the Company's properties, in an amount and on such terms as is reasonable and customary for businesses of the type conducted and proposed to be conducted by the Company and its subsidiaries; the Company has not received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any of its properties.

         (aa) None of the transactions contemplated by this Agreement and any applicable Terms Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

         (bb) None of the Company, its subsidiaries or any of their respective "affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the offering of the Securities contemplated by the Offering Memorandum as of the date of any applicable Terms Agreement.

         (cc) None of the Company, its subsidiaries or any of their respective "affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act) or any person (other than the Agents, as to which the Company makes no representation) acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities
     Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, its subsidiaries, their respective affiliates and any person acting on its or their behalf have complied with and will use their reasonable best efforts to implement the "offering restrictions" within the meaning of such Rule 902.

         (dd) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

         (ee) Assuming that the representations and agreements of the Agents contained in this Agreement and any applicable Terms Agreement are true and correct and assuming compliance by the Agents with their agreements contained in this Agreement and such Terms Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Agents in the manner contemplated by this Agreement and such Terms Agreement to register the Securities under the Securities Act.

         (ff) No holder of securities of the Company or any subsidiary of the Company will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement, other than as expressly permitted thereby.

         2.   Solicitations as Agent; Purchases as Principal.

         (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Securities from the Company from time to time upon the terms and conditions set forth in the applicable Offering Memorandum. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent (which consent shall not be unreasonably withheld), solicit or accept offers to purchase, or sell, in the United States Securities or any other substantially similar debt securities with a maturity at the time of original issuance of 9 months to 30 years except (i) pursuant to this Agreement or any applicable Terms Agreement, (ii) pursuant to a private placement not constituting a public offering under the Securities Act that does not pro-
vide for a continuous private placement of medium-term debt securities, (iii) in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous public offering of medium-term debt securities, or (iv) in connection with the continuous offering of asset-backed medium-term debt securities rated "AA" (or an equivalent rating) or higher by a nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) under the Securities Act) (a "Rating Organization").
                                                          -------------------
However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf to investors (other than broker-dealers).

          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Securities. Upon receipt of at least one business day's prior notice from the Company, each Agent will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed. During the period of time that such solicitation is suspended, the Company shall not be required to deliver any opinions, letters or certificates in accordance with Sections 4(i), 4(j) and 4(k) hereof; provided that if the Offering Memorandum relating to such solicitation is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered for the Securities or for a change that the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Securities until the Company has delivered such opinions, letters and certificates as such Agent may reasonably request.

          The Company agrees to pay each Agent, as consideration for the sale of each Security resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Security in an amount equal to the following applicable percentage of the principal amount of such Security sold:

----------------------------------------------------------------------------
                                          Commission percentage of
                                         aggregate principal amount
Range of Maturities                          of Securities sold
----------------------------------------------------------------------------
From 9 months to less than 1 year                  .125%
----------------------------------------------------------------------------
From 1 year to less than 18 months                 .150%
----------------------------------------------------------------------------
From 18 months to less than 2 years                .200%
----------------------------------------------------------------------------
From 2 years to less than 3 years                  .250%
----------------------------------------------------------------------------
From 3 years to less than 4 years                  .350%
----------------------------------------------------------------------------
From 4 years to less than 5 years                  .450%
----------------------------------------------------------------------------
From 5 years to less than 6 years                  .500%
----------------------------------------------------------------------------
From 6 years to less than 7 years                  .550%
----------------------------------------------------------------------------
From 7 years to less than 10 years                 .600%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                           Commission percentage of
                                          aggregate principal amount
Range of Maturities                          of Securities sold
----------------------------------------------------------------------------
From 10 years to less than 15 years                .625%
----------------------------------------------------------------------------
From 15 years to less than 20 years                .700%
----------------------------------------------------------------------------
20 years to and including 30 years                 .750%
----------------------------------------------------------------------------

          The Agents are authorized to solicit offers to purchase Securities only in the principal amount of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. Each Agent shall have the right, in its sole discretion, to reject any offer to purchase Securities, in whole or in part, that it considers to be unacceptable and any such rejection shall not be deemed a breach of its agreements herein contained. The procedural details relating to the issue and delivery of Securities sold by an Agent as agent and the payment therefor are set forth in the Administrative Procedures (as hereinafter defined).

          (b) Purchases as Principal. Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement will be substantially in the form of Exhibit A hereto but may
                                                     ---------
take the form of an exchange of any standard form of written telecommunication between an Agent and the Company and may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to a Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company contained herein and shall be subject to the terms and conditions set forth herein and in the applicable Terms Agreement. Each agreement by an Agent to purchase Securities as principal (pursuant to a Terms Agreement or otherwise) shall specify the principal amount of Securities to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Securities, the maturity date of such Securities, the interest rate or interest rate basis, if any, applicable to such Securities, any other terms of such Securities, the time and date and place of delivery of and payment for such Securities (the time and date of any and each such delivery and payment, the "Time of Delivery") and any provisions relating to rights of,
                  ----------------
and default by, initial purchasers acting together with such Agent in the reoffering of Securities, and shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Securities pur-chased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

          (c) Obligations Several. The Company acknowledges that the obligations of the Agents are several and not joint and, subject to the provisions of this Section 2, each Agent shall have complete discretion as to the manner in which it solicits purchasers for the Securities and as to the identity thereof.

          (d) Administrative Procedures. The Agents and the Company agree to perform their respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (the "Administrative Procedures") attached hereto as Exhibit C, as the same may be
 -------------------------                      ---------
amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and each of the Agents.

          3. Commencement Date. The Company's Medium-Term Note Program, Series C, shall commence on the date of this Agreement (the "Commencement
                                                             ------------
Date").  After the Commencement Date, the Agents may commence the solicitation
----
of offers to purchase Securities and the Company may accept an offer by any Agent to purchase Securities as principal.

          4. Covenants of the Company. The Company covenants and agrees with each Agent:

          (a) (i) To make no amendment or supplement to the Offering Memorandum relating to an offering of Securities to be sold through or to any Agent pursuant to this Agreement or any Terms Agreement prior to the termination of such offering of Securities which shall be reasonably disapproved by such Agent after reasonable opportunity to comment thereon, unless in the opinion of counsel for the Company such amendment or supplement is required by law; provided, however, that the foregoing shall not apply to any of the Company's periodic filings with the Commission described in subsection (iii) below, copies of which filings the Company will cause to be delivered to the Agents promptly after their transmission to the Commission for filing; (ii) subject to the foregoing clause (i), promptly to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement or any Terms Agreement, a Preliminary Memorandum and a Final Memorandum with respect to such Securities in a form previously approved by such Agent (which approval shall not be unreasonably withheld or delayed); and (iii) promptly to file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the distribution of the Securities or any Private Exchange Securities. The Company will promptly advise each Agent of (i) any amendment or supplement to any

     Offering Memorandum relating to the Securities; (ii) the issuance of any order preventing or suspending the use of any Offering Memorandum relating to the Securities or the initiation or threatening of any proceeding for that purpose, or of any request for any amendment or supplement to the Offering Memorandum or for additional information; and (iii) the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for any such purpose. The Company agrees to use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any such Offering Memorandum or of any notification suspending any such qualification of the Securities and, if issued, to use promptly its reasonable best efforts to obtain withdrawal thereof as soon as possible. If an Offering Memorandum is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference therein, no Agent shall be obligated to solicit offers to purchase Securities so long as it is not reasonably satisfied with such document.

          (b) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to continue such qualifications in effect so long as reasonably required in connection with the distribution of the Securities, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (c) To furnish each Agent and counsel to the Agents, at the expense of the Company, a signed copy of each Offering Memorandum and each amendment or supplement thereto, in each case including documents incorporated by reference therein, and, during the period mentioned in paragraph (d) below, to furnish each Agent as many copies of the Preliminary Memorandum and the Final Memorandum (including all amendments and supplements thereto) and documents incorporated by reference therein as such Agent may reasonably request.

          (d) If at any time prior to the completion of any distribution of the Securities or any Private Exchange Securities, any event shall occur as a result of which the Offering Memorandum relating thereto, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if, in the opinion of the Agents or the Company, it is necessary at any time to amend or supplement the Offering Memorandum to comply with law, to immediately notify the Agents by telephone (with confirmation in writing) and request each Agent (i) in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall immediately cease such solicitations and immediately cease using the Offering Memorandum as soon as practicable, but in any event not later than one business day later); and (ii) to cease sales of any Securities such Agent may then own as principal. If, as a result of the occurrence of any event described in the first sentence of this Section 4(d), the Company shall decide to amend or supplement the Offering Memorandum, as then amended or supplemented, it shall so advise each Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare an amendment or supplement to the Offering Memorandum, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Offering Memorandum to the Agents in such quantities as they may reasonably request. If any such amendment or supplement and any documents, opinions, letters and certificates furnished to the Agents pursuant to Sections 4(e), 4(i), 4(j) and 4(k) hereof in connection with the preparation of such amendment or supplement are reasonably satisfactory in all respects to the Agents, the Agents will resume the solicitation of offers to purchase Securities hereunder. Notwithstanding any other provision of this Section 4(d), until the distribution of any Securities any Agent may own as principal has been completed or in the event such Agent, in the reasonable opinion of its counsel, is otherwise required to deliver an Offering Memorandum in respect of a transaction in the Securities, if any event described in the first sentence of this Section 4(d) occurs, the Company will (i) at its own expense, promptly prepare an amendment or supplement to the Offering Memorandum, reasonably satisfactory in all respects to such Agent, that will correct such statement or omission or effect such compliance, (ii) supply such amended or supplemented Offering Memorandum to such Agent in such quantities as such Agent may reasonably request and
     (iii) furnish to such Agent pursuant to Sections 4(e), 4(i), 4(j) and 4(k) hereof such documents, certificates, opinions and letters as it may request in connection with the preparation of such amendment or supplement.

          (e) To furnish to the Agents during the term of this Agreement such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Base Memorandum, any Preliminary Memorandum, any Final Memorandum, any amendments or supplements thereto, the Indenture, the Securities, the Exchange Securities, the Private Exchange Securities, this Agreement, the Administrative Procedures, any applicable Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request and shall notify the Agents promptly in writing of any downgrading, or on its receipt of any notice of (i) any intended or potential downgrading or (ii) any review or possible change that indicates a downgrading or possible downgrading in the rating accorded any securities of, or guaranteed by, the Company by any Rating Organization.

          (f) That each time the Company sells Securities to any Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the execution and delivery of a Registration Rights Agreement under this Section 4(f) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall execute and deliver a Registration Rights Agreement of the same tenor as the Registration Rights Agreement referred to in Section 6(g) hereof, but modified to relate to such Securities.

          (g) To furnish to the Agents, during the term of this Agreement, (but after five years from the date of this Agreement, upon request) copies of all reports or other communications (financial or other) furnished to holders of Securities and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

          (h) From the date of any applicable Terms Agreement or other agreement by any Agent to purchase Securities as principal and continuing to and including the business day following the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of in the United States any debt securities of or guaranteed by the Company which are substantially similar to the Securities, without the prior written consent of such Agent (which consent shall not be unreasonably withheld), except
     (i) pursuant to this Agreement and any Terms Agreement, (ii) pursuant to a private placement not constituting a public offering under the Securities Act that does not provide for a continuous private placement of medium-term debt securities, (iii) in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities, or (iv) in connection with the continuous public offering of asset-backed medium-term debt securities rated "AA" (or an equivalent rating) or higher by a Rating Organization.

          (i) That each time the Company updates an Offering Memorandum, whether through amendment, supplement or otherwise (other than for the purpose of reflecting the terms of any applicable Terms Agreement or for a change the Agents deem to be immaterial), or creates a new Base Memorandum or Preliminary Memorandum, and each time the Company sells Securities to any Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of opinions under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent written opinions of Dechert, or other counsel for the Company reasonably satisfactory to such Agent, and John R. Welty, or any successor General Counsel of the Company, each dated the date of such update to an Offering Memorandum or creation of a new Base

     Memorandum or Preliminary Memorandum, or the Time of Delivery relating to such sale, as the case may be, in forms reasonably satisfactory to such Agent, of the same tenors as the opinions referred to in Section 6(b) and 6(c) hereof, respectively, but modified to relate thereto, or, in lieu of either such opinion, counsel last furnishing such an opinion may furnish to such Agent a letter to the effect that such Agent may rely on the opinion of such counsel which was last furnished to such Agent to the same extent as though it were dated the date of such letter (except that the statements in such last opinion shall be deemed to relate to such updated Offering Memorandum or new Base Memorandum or Preliminary Memorandum or such Time of Delivery).

          (j) That each time the Company updates an Offering Memorandum to include or incorporate amended or supplemented financial information and each time the Company sells Securities to any Agent as principal pursuant to a Terms Agreement or other agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in such Offering Memorandum forthwith to furnish such Agent a letter, dated the date of such Offering Memorandum or the date of such Terms Agreement or other agreement (and, if such Terms Agreement or other agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Time of Delivery relating to such sale), as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to such Offering Memorandum, provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date, as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(e) hereof which was last furnished to such Agent.

          (k) That each time the Company updates an Offering Memorandum, whether through amendment, supplement or otherwise (other than for the purpose of reflecting the terms of any applicable Terms Agreement for a change the Agents deem to be immaterial), or creates a new Base Memorandum or Preliminary Memorandum and each time the Company sells Securities to any Agent as principal and the applicable Terms Agreement or other agreement specifies the delivery of a certificate under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate signed by an executive officer of the Company, dated the date of such updates to an Offering Memorandum or creation of a new Base Memorandum or Preliminary Memorandum or the Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the certificates referred to in Section 6(f) but modified to relate thereto or to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to such updated Offering Memorandum or new Base Memorandum or Preliminary Memorandum or such Time of Delivery).

          (l) To use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement and any Terms Agreement in the manner specified in the Offering Memorandum relating thereto.

          (m) To use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through The Depositary Trust Company.

          (n) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the applicable Offering Memorandum), consolidated summary financial information of the Company and its subsidiaries of such quarter in reasonable detail (which requirement shall be deemed to be satisfied upon the filing with the Commission by the Company of its Annual Reports on Form 10-K and Quarterly Reports on
     Form 10-Q).

          (o) During the period of two years after the closing date of each issuance and sale of Securities, not to, and to use its reasonable best efforts to cause its "affiliates" (as defined in Rule 144 under the Securities Act) not to, resell any of such Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

          (p) While any Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available, at its expense, to the Agents and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto).

          (q) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities under this Agreement or any Terms Agreement.

          (r) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act.

          (s) With respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), not to register any transfer of such Securities not made in accordance with the provisions of Regulation S under the Securities Act and not to, except in accordance with the provisions of Regulation S under the Securities Act, issue any such Securities in definitive form.

          (t) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

          (u) To comply in all material respects with the terms and conditions of the Registration Rights Agreement.

          5. Costs and Expenses. The Company covenants and agrees with each Agent that the Company will, whether or not any sale of Securities is consummated, pay all costs and expenses incident to the performance of its obligations hereunder and under any applicable Terms Agreement, including, without limiting the generality of the foregoing, all costs and expenses: (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any reasonable expenses of the Trustee, (ii) incident to the preparation, printing and distribution of each Preliminary Memorandum and each Final Memorandum (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Agents (or in connection with any Terms Agreement, the applicable Agent) may reasonably request pursuant to
Section 4(b) (including reasonable related fees of counsel for the Agents (or such Agent) and their reasonable related disbursements), (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, any Terms Agreement, the Registration Rights Agreement, the Indenture, any Blue Sky Memoranda and any Legal Investment Survey and the furnishing to the Agents and dealers of copies of each Preliminary Memorandum and each Final Memorandum, including mailing and shipping, as herein provided,
(v) payable to rating agencies in connection with the rating of the Securities,
(vi) the reasonable fees and disbursements of one firm of attorneys (specifically Cahill

Gordon & Reindel) providing legal counsel to the Agents incurred in connection with the offering and sale of the Securities, including any opinions to be rendered by such counsel hereunder, and (vii) any advertising and out-of-pocket expenses reasonably incurred by the Agents in connection with the performance of their obligations hereunder, including in connection with a "road show" presentation to potential investors.

          6. Conditions. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the
                       -----------------
Securities, the obligation of any Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, and the obligation of any other purchaser to purchase Securities shall in each case be subject to (1) the condition that all representations and warranties of the Company herein and all statements of officers of the Company made in any certificate furnished pursuant to the provisions hereof are true and correct (i) in the case of an Agent's obligation to solicit offers to purchase Securities, at and as of such Solicitation Time and (ii) in the case of any Agent's or any other purchaser's obligation to purchase Securities, at and as of the time the Company accepts the offer to purchase such Securities and, as the case may be, at and as of the related Time of Delivery or time of purchase; (2) the condition that at or prior to such Solicitation Time, time of acceptance, Time of Delivery or time of purchase, as the case may be, the Company shall have complied with all its agreements and all conditions on its part to be performed or satisfied hereunder prior to such relevant time; and (3) the following additional conditions when and as specified:

          (a) Prior to such Solicitation Time or corresponding Time of Delivery or time of purchase, as the case may be:

               (i) and subsequent to the date of this Agreement, there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change that indicates a downgrading or possible downgrading in the rating accorded any securities of or guaranteed by the Company by any Rating Organization;

               (ii) and subsequent to the date of this Agreement, there shall not have been any material adverse change in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Memorandum, the effect of which in the judgment of the applicable Agent makes it impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Final Memorandum; and

               (iii) and subsequent to the date of this Agreement, there shall not have occurred (a) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (b) any banking moratorium declared by U.S. Federal or New York authorities; or (c) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the applicable Agent, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

          (b) In the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, Dechert, counsel for the Company, shall have furnished to the relevant Agent or Agents their written opinion, dated the Time of Delivery, in form and substance satisfactory to such Agent or Agents, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum;

               (ii) the Indenture has been duly authorized, executed and delivered by the Company, has been qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to public policy considerations and to general equity principles; the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act; the Securities, the Exchange Securities and the Private Exchange Securities have been duly authorized by the Company and, when the terms thereof have been established and when they have been executed, authenticated, issued and delivered in the manner provided in the Indenture and, in the case of the Securities, sold through an Agent as agent or to any Agent as principal pursuant to a Terms Agreement, will constitute, valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general equity principles (it being understood that such counsel may assume that (a) at the time of such issuance, sale and delivery of each Security, the authorization of the Securities will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security, and (b) neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Company with such terms, will violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company, in each case to the extent not in effect on the date of such opinion);

               (iii) no consent, approval, authorization or order, license, registration or qualification of or with any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and any applicable Terms Agreement, the Registration Rights Agreement or the Indenture in connection with the issuance or sale of the Securities by the Company, except such as may be required under state securities or Blue Sky laws (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the form of Securities approved by the actions of the authorized officers would not require the Company to obtain any regulatory consent, authorization or approval or make any regulatory filing in order for the Company to issue sell and deliver such Security);

               (iv) the execution, delivery and performance of the Indenture, this Agreement and any applicable Terms Agreement, the Registration Rights Agreement and the issuance and sale of the Securities and compliance with the terms and provisions of the Indenture, this Agreement and any applicable Terms Agreement, the Registration Rights Agreement and the terms of the Securities described in the Offering Memorandum will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company, any subsidiary incorporated in the United States of America or any of their respective properties known to such counsel, or the charter or by-laws of the Company or any "significant subsidiary" (as defined in Regulation S-X under the Securities Act) of the Company; and the Company has full power and authority to authorize, issue and, in the case of the Securities, sell, the Securities, the Exchange Securities and the Private Exchange Securities as contemplated by this Agreement and any applicable Terms Agreement and the Registration Rights

          Agreement (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the form of Securities approved by the actions of the authorized officers will not cause the issuance, sale or delivery of such Security, the terms of such Security, or the compliance by the Company with such terms, to violate any of the statutes, rules, regulations or orders, or to result in a default under or a breach of any of the agreements, specified in this paragraph);

               (v) such counsel have no reason to believe the Offering Memorandum relating to the Securities, as of its date, or any amendment thereto, as of its date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial and statistical data contained in the Offering Memorandum;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company; the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) the enforceability thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to public policy considerations and to general equity principles, (ii) any rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations and
          (iii) the enforceability of provisions imposing liquidated damages, penalties or an increase in interest rate upon the occurrence of certain events may be limited in certain circumstances;

               (vii) each document filed pursuant to the Exchange Act (other than the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) and incorporated or deemed to be incorporated by reference in the Offering Memorandum complied as to form in all material respects with the applicable requirements of the Exchange Act when so filed;

               (viii) the Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act; and

               (ix) in reliance upon the representations and warranties made by the Company and the Agents in this Agreement and any applicable Terms Agreement, the offer and sale of the Securities by the Company and the initial resale of such Securities by the Agents in accordance with the provisions of this Agreement and any applicable Terms Agreement are exempt from the registration requirements of the Securities Act, assuming (i) that the purchasers who buy the Securities in the initial resales are qualified institutional buyers (as defined in Rule 144A under the Securities Act) or non-U.S. Persons (as defined in Rule 902 under the Securities Act) and (ii) the accuracy of the Agents' representations and agreements and those of the Company contained in this Agreement and the Terms Agreement regarding the absence of a general solicitation in connection with the sale of the Securities to the Agents and the initial resales thereof (it being understood that such counsel need express no opinion as to any subsequent resale of any Securities).

          Such counsel in rendering such opinion may rely as to certain matters of fact on certificates of officers of the Company and of public officials; provided, however, that such certificates shall have been delivered to the Agents on or prior to the Time of Delivery.

          (c) In the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, John R. Welty, Vice President, General Counsel and Secretary of the Company, shall have furnished to the relevant Agent or Agents his written opinion, dated the Time of Delivery, in form and substance satisfactory to such Agent or Agents, to the effect that:

               (i) no consent, approval or authorization of any third party is required for the consummation of the transactions contemplated by this Agreement and any applicable Terms Agreement, the Registration Rights Agreement or the Indenture in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made and are in full force and effect and such as may be required under state securities or Blue Sky laws;

               (ii) the execution, delivery and performance of the Indenture, the Registration Rights Agreement and the applicable Terms Agreement (including the provisions of this Agreement) and the issuance and, in the case of the Securities, the sale of the Securities, the Exchange Securities and the Private Exchange Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (including, without limitation, any event or condition which, with notice or lapse of time, or both, would constitute a default under), any material agreement or instrument known to such counsel to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties of the Company or any subsidiary is subject;

               (iii) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum;

               (iv) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

               (v) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company; the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) the enforceability thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to public policy considerations and to general equity principles, (ii) any rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations and
          (iii) the enforceability of provisions imposing liquidated damages, penalties or an increase in interest rate upon the occurrence of certain events may be limited in certain circumstances;

               (vii) the Securities to be issued and sold by the Company hereunder have been duly authorized, and when delivered to and paid for the by the Agents in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Securities is not subject to any preemptive or similar rights; the Exchange Securities and the Private Exchange Securities to be issued by the Company under the Registration Rights Agreement have been duly authorized;

               (viii) except as set forth in the Offering Memorandum, there are no material pending legal proceedings known to such counsel to which the Company or any subsidiary is a party or of which the property of the Company or any subsidiary is the subject, and to the best knowledge of such counsel no such proceeding is contemplated;

               (ix) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which would not have a Material Adverse Effect on the Company or any of its subsidiaries; and the performance by the Company of its obligations under this Agreement and any applicable Terms Agreement, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties;

               (x) each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to do so, individually or in the aggregate, would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Final Memorandum; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Offering Memorandum, except where the failure to do so, individually or in the aggregate, would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

               (xi) to the best of such counsel's knowledge, each of the Company and its subsidiaries is in compliance with all applicable Environmental Laws, except, where noncompliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; there are no legal or governmental proceedings pending or, to the best knowledge of such counsel, threatened against or affecting the Company or any of its subsidiaries under any Environmental Law which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

               (xii) the Company is not, and after giving effect to the offering and sale of the Shares, will not be an "investment company" or entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

               (xiii) such counsel has no reason to believe that the Offering Memorandum relating to the Securities, as of its date, or any amendment thereto, as of its date, contained any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained in the Offering Memorandum.

          Such counsel in rendering such opinion may rely as to certain matters of fact on certificates of officers of the Company and of public officials; provided, however, that such certificates shall have been delivered to the Agents on or prior to the Time of Delivery.

          (d) In the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, Cahill Gordon & Reindel, counsel to the Agents, shall have furnished to the relevant Agent or Agents such opinion or opinions, dated the Time of Delivery, with respect to the validity of the Indenture, the Securities, the Registration Rights Agreement, the Offering Memorandum as amended or supplemented and other related matters as such Agent or Agents may reasonably request, and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (e) In the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, on the date of such Terms Agreement or other agreement and, if called for by the applicable Terms Agreement or other agreement, and at the corresponding Time of Delivery, the Company's independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Offering Memorandum, as then amended or supplemented, shall have furnished to the relevant Agent or Agents a letter, dated the Time of Delivery, in form and substance satisfactory to such Agent or Agents, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained in or incorporated by reference in the Offering Memorandum, as then amended or supplemented.

          (f) In the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the relevant Agent or Agents shall have received a certificate or certificates signed by two executive officers of the Company, dated the Time of Delivery, in which each such officer, to the best of his knowledge after reasonable investigation, shall state that (1) the representations and warranties of the Company contained herein are true and correct in all material respects on and as of the Time of Delivery as if made on and as of such date, (2) the Company has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder or under the applicable Terms Agreement or other agreement at or prior to the Time of Delivery, and (3) subsequent to the date of the most recent financial statements in the Offering Memorandum, there has not occurred any material adverse change in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Offering Memorandum or as described in such certificate and reasonably acceptable to such Agent or Agents.

          (g) In the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if called for by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the Company shall have executed and delivered in favor of the relevant Agent or Agents a Registration Rights Agreement, dated the Time of Delivery, in form and substance satisfactory to such Agent or Agents.

          (h) At each Time of Delivery, the Company shall have furnished to the relevant Agent or Agents such further relevant certificates, information and documents as such Agent or Agents may reasonably request.

          7.  Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) arising out of any untrue statement or alleged untrue statement of a material fact contained in any Offering Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company in writing by such Agent expressly for use therein; provided, however, that the foregoing indemnity with respect to any untrue statement in or omission from any Preliminary Memorandum relating to an offering of Securities shall not inure to the benefit of any Agent (or to the benefit of any person controlling such Agent) from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities if (i) the Company has complied with Section 4(a), (c) and (d) of this Agreement, and (ii) a copy of the Final Memorandum had not been sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and the Final Memorandum would have cured the defect giving rise to such loss, claim, damage or liability. For purposes of the proviso to the immediately preceding sentence, the term "Final Memoran-dum" shall not be deemed to include the documents incorporated therein by reference, and no Agent shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Final Memorandum to any person.

          (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person who controls the Company within the meaning of Section 15 of the Securities Act and
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to information furnished to the Company in writing by such Agent expressly for use in the Offering Memorandum or any amendment or supplement thereto.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly
                                            ------------------
notify the person against whom such indemnity may be sought (the "Indemnifying
                                                                  ------------
Person") in writing, and the Indemnifying Person, upon request of the
------
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Agents and such control persons of the Agents shall be designated in writing by Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., or, if Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc. are not Indemnified Persons, by the Agents that are Indemnified Persons, and any such separate firm for the Company, its directors, its officers and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. If at any time an In-demnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding of the nature contemplated by Sections 7(a) or 7(b) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Person of the aforesaid request, (ii) such Indemnifying Person shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such Indemnifying Person shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel, an Indemnifying Person shall not be liable for any settlement of any proceeding of the nature contemplated by Sections 7(a) or 7(b) hereof effected without its consent if such Indemnifying Person (i) reimburses such Indemnified Person in accordance with such request to the extent it reasonably considers such request to be reasonable and (ii) provides written notice to the Indemnified Person substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to herein in connection with any offering of Securities, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other in connection with the offering of such Securities shall be deemed to be in the same respective proportion as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total discounts and commissions received by each Agent in respect thereof bear to the aggregate offering price of such

Securities. The relative fault of the Company on the one hand and of each Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to above in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall an Agent be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in Section 7(d) hereof that were sold by or through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of each Agent to contribute pursuant to this subsection (d) is several (in the proportion to the principal amount of the Securities the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Securities the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and is not joint.

          (e) The indemnity and contribution agreements contained in this
Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          8.  Termination.

          (a) This Agreement may be terminated at any time (i) by the Company with respect to any or all of the Agents or (ii) by any Agent with respect to itself only, in each case upon the giving of written notice of such termination to each other party hereto. Any Terms Agreement shall be subject to termination in the absolute discretion of the Agent or Agents that are parties thereto on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by an Agent to purchase Securities as principal (whether pursuant to a Terms Agreement or otherwise) and the termination of such an agreement shall not require termination of this Agreement. In the event this Agreement is terminated with respect to any Agent,
(x) this Agreement shall remain in full force and effect with respect to any Agent as to which such termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such termination and (z) in any event, the provisions of the fourth paragraph of Section 2(a), Section 2(c), the last sentence of Section 4(d) and Sections 4(g), 5, 7, 9, 10, 12 and 15 hereof shall survive; provided that if at the time of termination an offer to purchase Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of such Securities has not yet occurred, the provisions of Sections 2(b), 2(d), 4(a) through 4(f), 4(h) through 4(m), 4(q) through 4(t) and 6 hereof shall also survive. If any Terms Agreement is terminated, the provisions of the last sentence of Section 4(d) and Sections 2(b), 2(d), 4(a), 4(b), 4(e), 4(f), 4(g) through 4(m), 4(q) through 4(t), 5, 6, 7, 9, 10, 12 and 15 hereof (which shall have been incorporated by reference in such Terms Agreement) shall survive.

          (b) If this Agreement or any Terms Agreement shall be terminated by an Agent or Agents because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or any Terms Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement or any Terms Agreement or any condition of any Agent's obligations cannot be fulfilled, the Company agrees to reimburse each Agent or such Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Agent or Agents in connection with this Agreement or the offering of Securities.

          9. Position of the Agents. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal and does not assume any obligation towards or relationship of agency or trust with any purchaser of Securities. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

          10. Representations and Indemnities to Survive. The respective indemnities and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any agreement by an Agent to purchase Securities as principal shall remain in full force and effect regardless of any termination of this Agreement or any such agreement, any investigation made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

          11. Notices. Except as otherwise specifically provided herein or in the Administrative Procedures, all statements, requests, notices and advices hereunder shall be in writing, and effective only on receipt and will be delivered by hand, by mail (postage prepaid), by telegram (charges prepaid) or by telex. Communications to the Agents will be sent, in the case of J.P. Morgan Securities Inc., to 270 Park Avenue, 8th Floor, New York, New York 10017 (Telecopy: (212) 843-6081) Attention: Medium-Term Notes Desk; in the case of Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010 (Telecopy: (212) 743-5825) Attention: Short Term Products Group; and, if sent to the Company, to it at Carpenter Technology Corporation, 101 West Bern Street, Reading, PA 19601 (Telecopy: (610) 208-3068); Attention: Vice President, General Counsel and Secretary.

          12. Successors. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof and (to the extent expressly provided in Section 6 hereof) the purchasers of Securities, and no other person shall acquire or have any right or obligation under or by virtue of this Agreement or any Terms Agreement.

          13. Amendments. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, on seven days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

          14. Business Day. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day which is not a Saturday or Sunday or legal holiday or a day on which banks in New York City are required or authorized by law or executive order to close.

          15. Applicable Law. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

          16. Counterparts. This Agreement and any Terms Agreement may be signed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

          17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                             Very truly yours,

                                             CARPENTER TECHNOLOGY
                                               CORPORATION

                                             By: /s/ Jaime Vasquez
                                                ---------------------------
                                                 Name: Jaime Vasquez
                                                 Title: V.P. and Treasurer

Accepted in New York, New York,
as of the date first above written:

J.P. Morgan Securities Inc.

By: /s/ J.C. Padilla
   ---------------------------
    Name: Jose C. Padilla
    Title: Vice President

Credit Suisse First Boston Corporation

By: /s/ Paul D. Scherzer
   ---------------------------
    Name: Paul D. Scherzer
    Title: Vice President